                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                  Pursuant to
           Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 19, 1997

                     INTERNATIONAL RESORT DEVELOPERS, INC.
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           IDAHO                 1-6110             82-0291307
------------------------------------------------------------------------------
     (State or other          (Commission          (IRS Employer
      jurisdiction of         File Number)       Identification No.)
      incorporation)

    2980 S. Rainbow Blvd., Suite 100, Las Vegas, NV             89102
    --------------------------------------------------------------------
    (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (702) 876-9329

                      INTERNATIONAL BASIC RESOURCES, INC.
         -------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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                                    FORM 8-K

Item 2.  Sale of Assets

     On July 20, 1997, International Resort Developers, Inc. ("IRDP") entered into an agreement with International Container Terminal Services, Inc. ("ICTSI"), a major Philippine corporation, pursuant to which IRDP sold its Mexican subsidiary, Ensenada Cruiseport Village S.A. de C.V. ("Cruiseport"), to ICTSI.

     The transaction was effected through a sale by IRDP to ICTSI of 100% of the stock of Langer Holdings, Ltd. ("Langer"), a British West Indies corporation, whose only asset was 99.99% of the shares of Cruiseport; and the sale by IRDP to ICTSI of the remainder of the shares of Cruiseport (namely .01% thereof) held directly by IRDP.

     After the sale IRDP continued to own its other property interests in Mexico, namely its Campeche properties and its contractual rights to the adjoining Granjas Los Bucaneros property, through its Mexican subsidiary, Playas Palmeras, S.A.

     The purchase price, in the sale to ICTSI, was $5,150,000; $3,950,000 of which has been received by IRDP. The balance is to be paid, $800,000 in January, 1999 and $400,000 in July, 1999, with the latter payment to be reduced to the extent that Cruiseport suffers any loss as the result of certain specified contingent liabilities. The purchase price was based on an arms-length negotiation in which the Company secured the maximum amount it was able to negotiate.


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     Under an agreement of December 19, 1995, with the Port Authority of
Ensenada, Baja, California, Mexico ("API"), Cruiseport holds a 35-year concession entitling it to build and operate a pier and cruiseship terminal with a marina and marina village and associated commercial and tourist development at the Port of Ensenada. During the two fiscal years of the Company ended June 30, 1997, the Company's capitalized costs in regard to the Ensenada project, for pre-development activities, inclusive of fees and salaries of consultants, engineers and Company staff directly engaged in the planning of the project, and pre-development site work including clearing of debris and dredging work, amounted to approximately $2,000,000. This amount is exclusive of the purchase price of $854,000 payable to the former owners of the concession rights in the Port (discussed below), and is exclusive of overhead and administrative costs which were expensed by the Company.

     There is no material relationship between ICTSI on the one hand and IRDP or any of IRDP's affiliates, any director or officer of IRDP, or any associate of any such director or officer.

     Of the sales proceeds which have been received, the Company has utilized $1,534,200 to repay all advances made to the Company by a Mr. Hugh Downey, together with interest owing thereon (such advances through the quarter ended March 31, 1997 having been discussed in the Company's most recent Form 10-KSB and Form 10- QSB), and which amount also includes a fee in consideration of the risk assumed by Mr. Downey and his willingness to forego making demand for repayment prior to the receipt by the Company of



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proceeds from the sale of the Ensenada conession; and the Company has utilized approximately $955,000 to satisfy amounts owing to the owners of two corporations who previously owned the concession rights in the Port of Ensenada. The $955,000 payment satisfies $854,000 of principal, plus interest thereon. It had been reported previously that $360,000 of the principal owing to the owners of the two corporations was payable in stock of the Company. However, it has subsequently been agreed that the entirety of the principal, plus interest, would be paid in cash.

     In a press-release issued by the Company on July 21, 1997, the Company stated as follows:

     "Patrick Magee, President of IRDP, wished ICTSI all success in developing and operating this promising project. Although the Company will not be receiving the ultimate fruits of a project on which it has worked hard and made significant investment, the sale represents a solution to the Company's search for investment capital and, in the opinion of management, removes a disproportionate area of risk to the Company's balance sheet."

Item 7.  Exhibits: Agreements between IRDP and ICTSI, dated July
19, 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       INTERNATIONAL RESORT DEVELOPERS, INC.

                       by /s/Patrick Magee
                          ----------------------------
                          Patrick Magee, President

                       Date: July 30, 1997




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                            STOCK PURCHASE AGREEMENT


THIS STOCK PURCHASE AGREEMENT dated of July 19, 1997, is entered into by and between INTERNATIONAL RESORT DEVELOPERS, INC. (formerly International Basic Resources, Inc.), a corporation incorporated and organized under the laws of Idaho, United States of America, represented herein by Mr. Patrick Magee, (hereinafter referred to as "SELLER"), and ICTSI INTERNATIONAL HOLDINGS CORP. a company incorporated under the laws of the Cayman Islands, British West Indies, represented herein by Mr. Jorge A. Cano (hereinafter referred to as "Purchaser").

WHEREAS SELLER is the legal and beneficial owner of 100% (ONE HUNDRED PERCENT) of the issued share capital of LANGER HOLDINGS LTD. ("LANGER" or the "Company"), a company incorporated and registered in the Cayman Islands, British West Indies.

WHEREAS, LANGER has a 99.99% (ONE HUNDRED PERCENT) participation in the capital stock of ENSENADA CRUISEPORT VILLAGE, S.A. DE C.V., a company duly incorporated under the laws of Mexico ("ECPV"), represented by 68,099 shares of the 68,100 shares in which the capital stock of ECPV is divided,

WHEREAS on July 9, 1997, SELLER and PURCHASER entered into a Letter of Intent regarding the terms for the negotiation of a definitive written agreement for the acquisition by PURCHASER of 100% (ONE HUNDRED PERCENT) of the shares of LANGER in issue on completion of the sale ("Langer Shares") from the Seller.

WHEREAS, the parties hereto wish to provide for the terms and conditions upon which Purchaser will acquire the Langer Shares.

WHEREAS the parties hereto wish to make certain representations, warranties, covenants and agreements in connection with such acquisition of stock and also to prescribe various conditions to such transaction. Accordingly, and in consideration of the representations, warranties, covenants, agreements and conditions herein contained, the parties hereto agree as follows:

                                    SECTION 1

1. Purchase of Stock.

1.1 Shares to be Purchased. Upon satisfaction of all conditions to the obligations of the parties contained herein (other than such conditions as shall have been waived in accordance with the terms hereof), Seller shall sell and transfer to Purchaser, and Purchaser


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shall purchase and take a transfer from such Seller the closing, all legal and beneficial interest in and to the Langer Shares free and clear of all encumbrances Upon completion, Purchaser will own 100% of LANGER.

1.2 Purchase Price. As consideration for the Langer Shares to be purchased from Seller pursuant to this Agreement, Purchaser will pay to Seller the amount of US$5,150,000.00 (FIVE MILLION OWE: HUNDRED AND FIFTY THOUSAND DOLLARS OF THE UNITED STATES OF AMERICA) in the terms and conditions set forth below.

1.3 Terms of Payment. On closing date of the Agreement (as referred to in Section 7 of this Agreement Purchaser shall pay to Seller, by certified or cashier's check to the order of Seller, the amount of US$3,950,000.00 (THREE MILLION NINE HUNDRED AND FIFTY THOUSAND DOLLARS OF THE UNITED STATES OF AMERICA), The 1,200,000.00 (ONE MILLION TWO HUNDRED THOUSAND DOLLARS OF THE UNITED STATES OF AMERICA) outstanding balance shall be paid as follows:

A) Eighteen (18) months after the date of execution of this Agreement, Purchaser shall pay to Seller, upon written Instructions of Sale given at least 72 hours in advance, the amount of US$800,000.00 (EIGHT HUNDRED THOUSAND DOLLARS OF THE UNITED STATES OF AMERICA). In order to guarantee payment of such amount, Purchaser shall deliver a promissory note validly executed by the maker and guarantor in the form which is attached to this Agreement as Exhibit 1;

B) Under the terms and conditions agreed by the parties, Twenty four (24) months after the date of execution of this Tent, Purchaser shall pay to Seller, upon written instructions of Seller Oven at least 72 hours in advance, the amount of US$400,000.00 (FOUR HUNDRED THOUSAND DOLLARS OF THE UNITED STATES OF AMERICA). In order to guarantee "d payment, Peruser Call deliver a promissory note validly examined by the maker and guarantor in the forth which is attached to this Agreement as
         Exhibit II;

                                    SECTION 2

2. Representations and Warranties of Seller.

Seller hereby represents and warrants to Purchaser is of the date hereof as follows:


2.1      In regard to LANGER:
(a) Corporate organization. LANGER is duly incorporated, validly existing and in good standing under the law of Grand Cayman, Cayman Islands, British West Indies, has full corporate power and authority to carry on its business as it is now being


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         conducted and own, lease and operate its properties and assets, is duly qualified or licensed to do business in good standing in every jurisdiction in which the character or location of the properties and assets owned, leased or operated by it or the conduct of its business requires such qualification or licensing; and has heretofore delivered to Purchase complete and correct copies of its certificate of incorporation, certificate of good standing, share certificates, bylaws and registration as presently in effect.

(b) Capitalization and Share Certificates. The authorized share capital of LANGER is U.S.$900,000.00 (NINE HUNDRED THOUSAND DOLLARS OF THE UNITED STATES OF AMERICA), represented by 900,000 shares of a nominal or par value of U.S.$1.00 (ONE DOLLAR OF THE UNITED STATES OF AMERICA), each, all of which have been issued and are legally and beneficially owned by the Seller free and clear of all encumbrances. Seller hereby represents and warrants that no other shares whatsoever have been issued. All issued and outstanding shares of LARGER us duly authorized, validly issues, fully paid, nonassessable and are without, and were not issued in violation of, preemptive rights, There are no contracts, commitments, understandings, arrangements or restrictions by which WAGER is bound to issue or grant an,, additional shoos or other equity securities or any options, warrants, conversion privileges or other rights to purchase or acquire any capital stock or other equity securities of LANGER or any securities convertible into or exchangeable for such shares, securities or nights.

(c) Authorization. Seller has the legal capacity to enter into and has duly authorized, executed and delivered this Agreement, and has the capacity to carry out the transactions contemplated herein, including without limitation the legal capacity to execute, deliver and perform the agreements or contracts, if any, required to be executed and delivered by any of them as a condition to the Closing.

(d) Non-Contravention. Neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated herein will: (i) violate or be in conflict with any provision of the certificate of incorporation or Memorandum or Articles of Association of LANGER; or (ii) be in conflict with, or constitute a default, however defined (or an event which, with the giving of due notice or lapse of tinge, or both, would constitute such a default), under. or cause or permit the acceleration of the maturity of, or give rise to any right of termination, cancellation, imposition of fees or penalties under, any debt, note, bond, lease, mortgage, license, obligation, contract, commitment, franchise, permit, instrument or other agreement or obligation to which LANGER or Seller is a party, or result in the creation or imposition of any mortgage, pledge, lien,


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         security interest, encumbrance, restriction, adverse claim or change of any kind, upon any properties or assets of LARGER or Seller under any debt, obligation, contract, agreement or commitment to which LARGER or Seller is a party or by which LANGER or Seller or any of its or Seller's assets or properties is or may be bound; or (iii) violate any statute, treaty, law, judgment, writ, injunction, decision, decree, order, regulation, or other similar authoritative matters of any foreign, federal state or local governmental or quasi-governmental, administrative, regulatory or judicial court, department, commission, agency, board, bureau, or other authority (hereinafter sometimes separately referred to as an "Authority" and sometimes collectively as "Authorities") (sometimes hereinafter separately referred to as a "Law" and sometimes collectively as "Laws").

(e) Consents and Approvals. No consent, approval, order or authorization of or from, or registration, notification, declaration or filing with (hereinafter sometimes separately referred to as a "Consent" and sometimes collectively as "Consents") any individual or entity, including without limitation any Authority, is required in connection with the execution, delivery or performance of this Agreement by Seller or the consummation by Seller of the transactions contemplated herein.

(f) Litigation. There is no lethal, administrative, arbitration, or other proceeding, suit, claim or action of any nature or investigation, review or audit of any kind (including without limitation a proceeding, suit, claim or action, or an investigation, review or audit, involving any environmental Law or matter), judgement, decree, decision, injunction, writ or order pending, noticed, scheduled or, to the knowledge of LARGER, and Seller, threatened or contemplated by or against or involving LANGER, its assets properties or businesses or its directors, officers, agents or employees (but only in their capacity as such), whether at law or in equity, before or by any person or entity or Authority or which questions or challenges the validity of this Agreement or any action taken or to-be taken by the panics hereto pursuant to this Agreement or in connection with the transactions contemplated herein.

(g) Tax Returns. LANGER has duly and timely filed all tax end information reports, returns and related documents required to be fiend by it including, but not limited to, income tax, value added tax, asset tax, and employment-related taxes in its jurisdiction.

(h) Contracts and Commitment; No Default. LANGER has no contract, commitment, liability, agreement or arrangement, whether oral or written, which (I) requires payments individually in excess of U.S.$10,000 (TEN THOUSAND DOLLARS OF THE UNITED STATES OF


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         AMERICA) annually or in excess of U.S.$50,000 (FIFTY THOUSAND DOLLARS
         OF THE UNITED STATES OF AMERICA) over its term (including without limitation periods covered by say option to extend or renew by either party) and (2) is not terminable on thirty (30) days' or less notice without cost or other liability.

         LANGER is not subject obligation or requirement to provide Ends to or make any investment (in the form of a loan, capital contribution or otherwise) in any person or entity.

2.2 In regard to ECPV:

(a) Corporate organization. ECPV is duly organized, validly existing and in good standing undo the laws of Mexico, has full corporate power and authority to carry on its business as it is now being conducted and to own, less end operate its properties and assets, is duly qualified or licensed to do business in good standings in every jurisdiction in which the character or location of the properties and assets owned, leased or operated by it; and has heretofore delivered to Purchaser complete and correct copies of its certificate of incorporation, share certificates, bylaws and registration, as presently in effect.

(b) Capitalization and Share Certificates. The authorized capital stock of ECPV is $6,810,000.00 pesos (SIX MILLION EIGHT HUNDRED AND TEN THOUSAND MEXICAN PESOS), represented by 68,100 shares, of which LANGER is the legitimate owner and holder of 68,099 shares, which shall be delivered to Purchaser on closing date ("ECPV Certificates"). Other than the single share owned as to this date by Seller, Seller hereby represents and warrants that no other shares or certificates issued by ECPV have been issued and/or are in possession or title of any third party. All issued and outstanding shares of capital stock of Company are duly authorized, validly issued, fully paid, nonassessable and are without, and were not issued in violation of, preemptive rights There ere no contracts, commitments, understandings, arrangements or restrictions by which ECPV is bound to issue any additional shares of its capital stock or other equity securities or any options, warrants, conversion privileges or other rights to purchase or acquire any capital stock or other equity securities of ECPV or any securities convertible into or exchangeable for such shares, securities or rights.

(c) Non-Contravention. Neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated herein will: (i) violate or be in conflict with any provision of the certificate of incorporation or bylaws of ECPV; or (ii) be in conflict with, or constitute a default, however defined (or an event which,


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         with the giving of due notice or lapse of time, or both, would constitute such a default), under, or cause or permit the acceleration of the maturity of, or give rise to any right of termination, cancellation, imposition of fees or penalties under, any debt, note, bond, lease, mortgage, license, obligation, contract, commitment, franchise, permit instrument or other agreement or obligation to which ECPV or Seller is a party, or result in the creation or imposition of any mortgage, pledge. lien, security interest, encumbrance, restriction, adverse claim or change of any kind, upon any properties or assets of ECPV or Seller under any debt, obligation, contract, agreement or commitment to which ECPV or Seller is a party or by which ECPV or Seller or any of its or Seller's assets or properties is or may be bound; or (iii) violate any Lava of any Authority.

(d) Disclosure. No representation or warranty by Seller in this Agreement contains or will contain any untrue statement of material fact, or omits or will omit to state any material fact necessary in order to make the statements herein or therein, in light of the circumstances under which made, not misleading as of the date of the representation or warranty.

(e) Consents and Approvals. Other than the prior approval to be granted by Administracion Portuaria Integral de Ensenada, S.A. de C.V. ("API") attached hereto as Exhibit III, no Consent of or from any individual or entity, including without limitation any Authority, is required in connection with the execution, delivery or performance of this Agreement by Seller or the consummation by Seller of the transactions contemplated herein.

(f) Litigation. There is no legal, administrative, arbitration, or other proceeding, suit, claim or action of any nature or investigation, review or audit of any kind (including without limitation a proceeding, suit, claim or action, or an investigation, review or audit, involving any environmental Law or matter), judgment, decree, decision, injunction, writ or order pending, noticed, scheduled or, to the knowledge of ECPV and Seller, threatened or contemplated by or against or involving ECPV, its assets, properties or businesses or its directors, officers, agents or employees (but only in their capacity as such), whether at law or in equity, before or by any person or entity or Authority, or which questions or challenges the validity of this Agreement or any action taken or to be taken by the panics hereto pursuant to this Agreement Or in connection with the transactions contemplated herein.

(g) Tax Returns. ECPV has duly and timely filed all tax and information reports, returns and related documents required to be bled by each of them including, but not limited to, income tax. value added tax, asset tax. and employment-related taxes


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         in Mexico.

(h) Insurance and Bonds. Exhibit IV contains an accurate and complete list of all policies of fire and other casualty. general liability, theft and other forms of all insurance owned or held by ECPV, as well as of all bond policies posted by ECPV, specifically those required under the Assignment of Rights Agreement entered into by ECPV and API. All present policies are in All force and effect and all premiums with respect thereto have been paid.

(i) Labor Matters and Benefit Plans ECPV is and has been in compliance with all applicable Laws respecting employment and employment practices, terms and conditions of employment and wages and hours, including without limitation any such Lows respecting employment discrimination and occupational safety and health requirements, and has not and is not engaged in any unfair labor practice. ECPV does not sponsor, maintain or contribute to, and has never sponsored, maintained, contributed to any employee pension benefit plan. There are no pending or threatened claims, suits or other proceedings against ECPV by present or former employees of ECPV.

(j) Bank Accounts; Powers Or Attorney. Exhibit V sets Forth: (i) the names of all financial institutions at which ECPV maintains accounts, deposits, safe deposit boxes of any nature, and the names of all individuals authorized to draw thereon or make withdrawals therefrom;
         (ii) the terms and conditions thereof and any limitations or restrictions as to use, withdrawal or otherwise; and (iii) the names of Al individuals or entities holding general or Special powers of attorney from Company and a Summary of the terms thereof.

(k) Contracts and Commitments; No Default. Other than the Agreement of Rights Agreement entered into with API, ECPV has no contract, commitment, liability, agreement or arrangement whether oral or written, which (1) requires payments collectively in excess of US$ 10,000.00 (TEN THOUSAND U.S. DOLLARS) annually or in excess of
         US$ 50,000.00 (FIFTY THOUSAND U.S. DOLLARS) over its term (including without limitation periods covered by any option to extend or renew by either panty) and (Z) is not terminable on thirty (30) days or less notice without cost or other liability.


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(l)      Authorizations and other Operating Rights. ECPV possesses en permits and other authorizations (including but not limited to environmental authorizations) from all Authorities presently required necessary to permit it operate its businesses in the manner in which they presently are conducted.

(m) Compliance with Law. Except as cd forth in Exhibit Al, than are no I outstanding and unsatisfied deficiency reports, plans of correction, notices of noncompliance or work orders against ECPV, relating any Authorities, and no discussions with any Authorities are scheduled or pending.

(n) ISEFI Agreement - With regard to the agreement entered into by ECPV with Internacional Servicios Financieros, S.A. de C.V. (LSEFI), Seller represents and warrants that all fees due to ISEFI by ECPV will be undertaken and paid directly by Seller to ISEFI on behalf of ECPV.

                                    SECTION 3

3. Representations and Warranties of Purchaser

Purchaser represents and warrants to Seller as of the date hereof as follows:

(a) Corporate Organization. Purchaser is a company duly incorporated, validly existing and in good standing under the laws of the Cayman islands, British West Indies.

(b) Authorization. Purchaser has full corporate power and authority to enter info this Agreement and to carry out the transactions contemplated herein. The Board of Directors of Purchaser has taken all action required by law, its articles or certificate of incorporation and bylaws or otherwise to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein.

(c) Non-Contravention. Neither the execution, delivery end performance of this Agreement nor the consummation of the transactions contemplated herein veil: (i) violate any provision of the articles or certificates of incorporation or bylaws of Purchaser, or (ii) violate, be in conflict with, or constitute a default, however defined (or an event which, with the giving of due notice or lapse of time, or both, would constitute such a default), under, or cause or permit the acceleration of the maturity of or give rise to, any right of termination, cancellation, imposition of fees or penalties under, any debt, note, bond, lease, mortgage, license, obligation, contract, commitment, franchise, permit, instrument or other agreement or obligation to which Purchaser is a parry or by Purchaser or any of its properties or assets is or may be bound, or (iii) result in the creation or imposition of any mortgage, pledge lien, security interest, encumbrance, restriction or charge of any kind, upon any property or assets of Purchaser under any debt, obligation, contract, agreement or commitment to which Purchaser is 8 party or by which Purchaser or any of its assets or properties


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         is or may be bound; or (iii) to the knowledge of Purchaser violate any
         Law.

(d) Disclosure. No representation or warranty by Purchaser in this Agreement contains or Ail contain any untrue statement of material fact or omits or will omit to state any material fact necessary in order to make the statements herein or therein, in light of the circumstances under which made, not misleading as of the date of the representation or warranty.

(e) Consents and Approvals. To is required by any person or entity, including without limitation any Authority in connection with the execution, delivery and performance by purchaser of this Agreement, or the consummation of the transactions contemplated herein.

                                    SECTION 4

4. Covenants.

(a) Confidentiality. Each of the parties hereto agrees that it will not use or permit the use of, any of the information relating to any other party hereto furnished to it in connection with the transactions contemplated herein ("Information") in a planner or for a purpose detrimental to such other party or otherwise than in connection with the transaction, and that they will not disclose, divulge, provide or make accessible (collectively "Disclose"), or permit the Disclosure of, any of the information to any person or entity, other than their responsible directors, officers, employees, investment advisors, accountants, counsel and other authorized representatives and agents, except as may be required by judicial or administrative process or, in the opinion of such party's regular counsel, by other requirements of Low; provided. however, that prior to any Disclosure of any information permitted hereunder, the disclosing party shall first obtain the recipients' undertaking to comply with the provisions of this subsection with respect to such information. The term "Information" IS used herein shall not include any information relating to a party which the party disclosing such information can show: (i) to have been in its possession prior to its receipt from another party hereto; (ii) to be now or to later become generally available to the public through no fault of the disclosing party; (iii) to have been available to the public at the time of it, receipt by the disclosing party; (iv) to have been received separately by the disclosing any in an unrestricted manner Tom a person entitled to disclose such information; or (v) to have been developed independently by the disclosing party without regard to any information received in connection with this transaction. Each party hereto also agrees to promptly return to the party from whom originally received all original and duplicate copies of written materials containing information should the


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         transactions contemplated herein not occur.

(b) Filings; Consents; Removal of Objections. Subject so the terms and conditions herein provided, the parties hereto shall use their best efforts to take or cause to be taken all actions and do or cause to be done all things necessary, proper or advisable under applicable Laws to consummate and make effective, as soon as reasonably practicable, the transactions contemplated hereby, including without limitation obtaining Al Consents of any person or entity (including API's consent if pending). whether private or governmental, required in connection with the consummation of the transactions contemplated herein.

(c) Conduct of LANGER's and ECPV's Business, Seller shell cause LARGER and ECPV to carry on its businesses and operations only in the ordinary course until closing, in the understand that during said integers Seller and ECPV shell follow Buyer recommendations as to the operation and activities of ECPV.

(d) Further Assurances; Cooperation; Notification. Each party hereto shall, before, at and after Closing, execute and deliver such instruments and take such other actions as the other party or panties, as the c&se may be, may reasonably require in order to carry out this Agreement. At all times from the date hereof until the Closing, each party shall promptly notify the other in writing of the occurrence of any event which it reasonably believes Ail or may result in a failure by such party to satisfy the conditions specified in Article S and Article 6 hereof.

(e) Employment Contracts. Purchaser shall offer an employment contract in ECPV to Mr. Stephen Barker and Ms. Olga Cealia Rodriguez, all current employees in ECPV, for a minimum period of three months starting from the date of execution of this Agreement, in the understanding that the conditions provided in Ad, employment contracts shall not be less favorable than those which are currently in force for the above mentioned individuals.

                                    SECTION 5

5. Conditions to Obligations of Purchaser.

Notwithstanding any other provision of this Agreement to the contrary, the obligation of Purchaser to effect the transactions contemplated herein shall be subject to the satisfaction at or prior to the Closing of each of the following conditions:

(a) Representations and Warranties True. The representations and warranties of Seller contained in this Agreement, shall be in all material respects true, complete and accurate as of the date When made slid at and as of the Closing as though such representations and warranties were made at and as of such time, except for changes specifically permitted or contemplated by this Agreement, and except insofar as the representations and warranties relate expressly end solely to a particular or period, in which case they shall be true and correct in all material respects at the Closing with respect to such date or period.

         (b) Performance. Seller shall have performed and complied in all material respects with all agreements, covenants, obligations and conditions required by this Agreement to be performed or complied with by Seller on or prior to the Closing.

         (c)      Required Approvals and Consents.

                  (i) All action required by law and otherwise to be taken by the Seller to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby shall have been duly end validly taken.

                  (ii) All Consents of or from all Authorities (specifically API's consent) required hereunder to consummate the transactions contemplated herein shall have been delivered, made or obtained, and Purchaser shell have received copies thereof.

         (d) No Proceeding or Instigation. No suit. action, investigation inquiry or other proceeding, by any Authority or other person or entity shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby.

         (e)      Certificates.

                  (i) The Seller shall have satisfied the Purchaser that it shall on closing have available for delivery to the Purchaser the ECPV Certificates

                  (ii) The Purchaser's attorneys in the Cayman Islands, Messrs. Maples and Calder, shall have received from Euro Bank Corporation ( a bank authorized to carry on banking; business in the Cayman Islands) confirmation in terms satisfactory to them that the bank has custody of the Hanger Certificates and transfers thereof in favor of the Purchaser executed by the Seller, a certificate for 100% of the share capital of LANGER in the name of the Purchaser, the corporate books and records of LANGER, including the Register of Members of LANGER showing the Purchaser as the holder old all the issued share capital of LANGER and signed resignations of LANGER's officers and directors (the "Langer Document").

(f) Release Letters. On closing date, Purchaser shall receive copies of written communications ("Release Letters") to its complete satisfaction, signed by each of the former shareholders of Ensenada Nautico-Turistico, S.A. de C.V. ("ENATUR") and Terminales Charities Nacionales, S.A. de C.V. ("TERMANAL"), in the format attached to this Agreement as Exhibit
       VII. The individuals and corporations that acted as former shareholders of ENATUR and TERMINAL who shall each sign their respective Release Letter are individually identified below:

       -        Holding Alta, S. A. de C. V., represented by Jose Carral
                Escalante

       - Grupo Aquascotum, S. A. de C.V., represented by Jacobo JasquiAmiga and David Guillen Llarena

       -        Jacobo Jasqui Amigo

       -        Miguel Arroyo Ramirez

       -        David Lawrence Placek

                                  SECTION 6

6. Conditions to Seller's Obligations.

Notwithstanding anything in this Agreement to the contrary, the obligation of Seller to effect the transactions contemplated herein shall be subject to the satisfaction at or prior to the Closing of each of the following conditions:

(a) Representations and Warranties True. The representations and warranties of Purchaser contained in this Agreement shall be in all material respects true, complete and accurate as of the date when made and at and as of the Closing, as though such representations and warranties were made at and as of such time, except for changes permitted or contemplated in this Agreement, and except insofar as the representations and warranties relate expressly and soled to a particular date or period, in which case they shall be true and correct in all material respects at the Closing with respect to such date or period.

(b) Performance. Purchaser shall have performed and complied in all material respects with all agreements, covenants, obligations and conditions required by this Agreement to be performed or complied with by Purchaser at or prior to the Closing.

(c) Approvals. All actions required to be taken by Purchaser to authorize the execution, delivery and performance of this Agreement by Purchaser and the consummation of the transactions contemplated hereby shall have been duly and validly taken.

                                  SECTION 7

7. Closing And Post Closing Issued.

7.1 This Agreement shall be closed on July 19, 1997 or such other date as the parties shall agree at Ensenada, BCN., Mexico, when:

(a) The Purchaser shall deliver to the Seller a certified or Cashier's cheque drawn on a bank approved by the Seller, in favour of the Seller in the sum of US$3,950,000.00 (THREE MILLION NINE HUNDRED AND FIFTY THOUSAND DOLLARS OF THE UNITED STATES OF AMERICA) and the executed Promissory Notes pursuant to Section 1.2. above.

(b) The Seller shall:

    (i) deliver into custody of the Purchaser the corporate books and records of ECPV end the resignations of the Board and of the officers of ECPV ("the ECPV Documents") and shall place at the disposal of the Purchaser the physical assets of ECPV,

    (ii) deliver copies of the Release Letters in accordance Ruth Section 5(f) above and the Side Better in accordance with the forth annexed to this Agreement.

    (iii) provide the Purchaser with a schedule of liabilities attached hereto as Exhibit VIII, in which Section 2.2(k) applies and of deposits and prepayments made by ECPV, in the case of pre-payments apportioned so as to show the proportion attributable to periods after the date of closing hereof The Seller shall within 14 days from closing or from the amount of any liability becoming due (whichever shall be the later) reimburse to the Purchaser the amount of such liability after offsetting such deposits and the proportion of the scheduled pre-payments attributable to periods after closing as specified above.

(c) the confirmation given by Euro Bank Corporation pursuant to Section 5 paragraph (e) of this Agreement shall forthwith become creative so that immediately upon closing the Langer Documents shall be held by Euro Bank Corporation for the sole benefit and to the order of the Purchaser.

7.2 Within 3 working days after closing, Seller shall deliver to Purchaser the hard copies of the Release Letters in accordance with Section 5(f) above.

                                  SECTION 8

8. Termination and Abandonment.

(a) Methods of Termination. This Agreement may be terminated end the transactions contemplated herein nosy be abandoned at any time, but not later than the closing:

    (i)      By mutual written consent of Purchaser and Seller; or

    (ii)     By Purchaser, if API does not grant its consent for the
                        performance of the transactions contemplated herein within a period of two months following the date of execution of this Agreement.

         (b) Procedure Upon Termination. In the event of termination and abandonment pursuant to subsection (a) above, the provisions of this Agreement shall terminate, and the transactions contemplated herein shall be abandoned, without finisher action by any party hereto. If this Agreement is terminated as provided herein: (i) each party will, upon request, redeliver all documents, work papers and other material of any other party (and all copies thereof) relating to the transactions contemplated herein. whether so obtained before or after the execution hereof, to the party furnishing the same; (ii) the confidentiality obligations of subsection 4(a) shell continue to be applicable; and (iii) except as provided in this subsection, no party shall have any liability for a breach of any representation, warranty, agreement, covenant or other provision of this Agreement, unless such breach was due to a William or bad faith action or omission of such ply or any representative, agent, employee or independent contractor thereof.

                                                     SECTION 9

         9. Survival and Indemnification.

         (a) Survival. The representations and warranties of each of the panics hereto shall survive the closing.

         (b) Indemnification by Purchaser. Purchaser agree lo indemnify Seller from and against any and all loss, liability or damage suffered or incurred by it by reason of (i) any untrue representation of or breach of warranty by, Purchaser in any pen of this Agreement, provided, honeyed, that no claim for indemnity may be made pursuant to this subsection after the first anniversary of the Closing Date; and (ii) any nonfulfillment of any covenant, agreement or undertaking of Purchaser in any pert of this Agreement which by its terms is to remain in effect after the Closing and has not been specifically waived In whiting at the Closing by the party or parties hereof entitled to the benefits thereof.

         (c) Indemnification by Seller - Untrue Representation or Breach of Warranty. Seller agrees to indemnify Purchaser and LANGER from and against any and 411 loss, liability or damage suffered or incurred by Purchaser and/or LANGER by reason of any untrue representation of, or breach of warranty by Seller in this Agreement, provided, however, that no claim for indemnity may be made pursuant to this subsection after the first anniversary of the date of execution of this Agreement.

         (d) Indemnification Seller - Tax. Seller agrees to indemnify Purchaser and LANGER from and against any and all loss, liability or damage suffered or incurred by them in connection with any tax obligations that were the responsibility of LANGER or ECPV prior to the date of execution of this Agreement The Purchaser shall notify the Seller of any of such loss, liability or damage, within 3 (three) calendar days following the day when the Purchaser become aware of same.

                                 SECTION 10

         Miscellaneous Provisions.

         (a) Expenses. Purchaser and Seller shall each be solely responsible for and bear all of its own respective costs, fees and expenses, including, without limitation, expenses of legal counsels investment bankers, consultants, accountants and other advisors, in connection with the preparation, execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein.

         (b) Amendment and Modification.. Subject to applicable Law, this Agreement may be amended or modified by the parties hereto at any time any of the teens contained herein; provided, however, that all such amendments and modifications must be in writing, duly executed by all of the parties hereto,


         (c) Waiver of Compliance; Consents. Any failure of a party to comply with any obligation, covenant, agreement or condition herein may be expressly waved in writing by the party entitled hereby to such compliance, but such waver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. No single or partial exercise of a right or remedy shall preclude any other or further exercise thereof or of any other right or remedy hereunder, Whenever this Agreement requires or permits the consent by or on behalf of a party, such consent shall be given in writing in the same manner as for waivers of compliance.

         (d) No Third Party Beneficiaries. Nothing in this Agreement shall entitle any person or entity (other than a party hereto and his, her or its respective successors and assigns permitted hereby) to any claim, cause of action remedy or right of any kind.

         (e) Notices. All notices, requests, demands and other communications required or permitted hereunder shall be made in writing and shall be deemed to have boon duly\ given and effective, (i) on the date of delivery, if delivered personally; or (ii) on the earlier of the fourth (4th) day after mailing or the date of the return receipt acknowledgement, if mailed, postage prepaid, by certified or registered mail, return receipt requested;

                  If to Seller:             Suinaga y Suinaga Abogedos, S.C.
                                            Att'n Carlos Fernandez Suinaga
                                            Rio Tiber No. 67, 3er. Piso
                                            Col. Cuauhtemoc, Mexico, D.F., 06500

                  With a copy to:           Patrick Magee
                                            101 Main Street, 3rd Floor
                                            Huntington Beach, CA 97648

                  If to Purchaser:          Jorge A. Cano Rio Duero No. 31
                                            Col. Cuauhtemoc
                                            Mexico 06500, D.F.

                  With a copy to:           Rubio Villegas y Asociados, SC.
                                            Att'n: Louis Rubio Barnetche
                                            Rio Duero No. 31 Col. Cuauhtemoc
                                            Mexico 06500, D.F.

         (f) Assignment. l his agreement and all of the provisions hereof shell be binding upon end inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned (whether voluntarily, involuntarily, by operation of law or otherwise) by any of the parties hereto without the prior written consent of the other parties, provided, however, that Purchaser may assign this Agreement, in whole or in any pat, and Rom time to time, to a wholly-owned, direct or indirect, subsidiary of Purchaser.

         (g) Governing Law. This Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the laws of the Cayman Islands, British West Indies.

         (h) Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be decreed an original, but all of which together shall constitute one and the same instrument, and shall, in its governing form, be in the English language.

         (i) Headings. The table of contents and the headings of the sections and subsections of this Agreement arc inserted for convenience only and shell not constitute a part hereof

                                 SECTION 11

         11. Arbitration.

Any controversy or claim arising, out of or relating to this Agreements or the making, performance or interpretation thereof, including without limitation alleged fraudulent inducement thereof, shall be settled by binding, arbitration in New York, United States of America, by a panel of three arbitrators in accordance with the Rules of the International Chamber of Commerce. Judgment upon any arbitration award may be entered in any court having, jurisdiction thereof and the parties consent to the jurisdiction in either entity of the courts for tab purpose.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                  "SELLER"


                              /s/ PATRICK MAGEE
                    -------------------------------------
                    INTERNATIONAL RESORT DEVELOPERS, INC.
                              BY: PATRICK MAGEE


                                 "PURCHASER"


                              /s/ JORGE A. CANO
                     ----------------------------------
                     ICTSI INTERNATIONAL HOLDINGS CORP.
                              BY: JORGE A. CANO

SIDE LETTER AGREEMENT: DATED AS OF JULY 19, 1997, ENTERED BY AND BETWEEN INTERNATIONAL RESORT DEVELOPERS, INC., A CORPORATION ORGANIZED UNDER THE LAWS OF THE UNITED STATES OF AMERICA, REPRESENTED HEREIN BY MR. PATRICK MAGEE, (HEREINAFTER REFERRED TO AS "SELLER"), AND ICTSI INTERNATIONAL HOLDINGS CORP. A CORPORATION ORGANIZED UNDER THE LAWS OF THE CAYMAN ISLANDS, BRITISH WEST INDIES, REPRESENTED HEREIN BY MR. JORGE A. CANO, (HEREINAFTER REFERRED TO AS "PURCHASER").

WHEREAS, on this same dale, July 19, 1997, Seller and Purchaser entered info a Stock Purchase Agreement for the I anger Shares (the "Stock Purchase Agreements).

WHEREAS, paragraph B) of Section 1.3 of the Stock Purchase Agreement provides that, upon the teams and conditions agreed by the parties, Purchaser Shall pay to Seller, twenty four (24) months after the date of execution of the Stock Pureness Agreement, the amount of US$400,000.00 (FOUR HUNDRED THOUSAND DOLLARS OF THE UNITED STATES OF AMERICA), as final installment of the Purchase Price for the Shares ("Final Installment Amount");

WHEREAS, in order to guarantee payment of the above referred US$400,000.00 (FOUR HUNDRED THOUSAND DOLLARS OF THE UNITED STATES OF AMERICA), Purchaser has subscribed in this same date a promissory note ("Promissory Note") in such amount, which is attached to the Stock Purchase Agreement as Exhibit II.

WHEREAS, Section 9, paragraph d) of the Stock Purchase Agreement provides that Seller shall indemnify Purchaser and LANGER From and against any and ail loss, liability or damage suffered or incurred by them in connection with any tax obligations that were talc responsibility of LANGER or ECPV prior lo the date of execution of the Stock Purchase Agreement.

WHEREAS, Seller agrees and acknowledges that certain tax liabilities, losses and damages may be suffered or incurred by ECPV in the future, in connection with certain tax obligations that were the responsibility of ECPV prior to the date of execution of the Stock Purchase Agreement

WHEREAS, Section 9, paragraph c) of the Stock Purchase Agreement provides that no claim for indemnity may be made after the second anniversary of the date of execution of the Stock Purchase Agreement.

NOW, THEREFORE, in consideration of the declarations herein contained, to parties hereto agree as follows:

ONE. For a period of 24 months after the date of execution of the Stock Purchase Agreement, Seller will be responsible, and therefore, shall indemnify Purchaser and/or LANGER, for any and all loss, liability or damage suffered or incurred by ECPV or LANGER in connection with any tax obligations float were the responsibility of LANGER or ECPV prior to the date of execution of the Stock Purchase Agreement ("Contingent Tax Liabilities"), in the understanding that Seller's responsibility shall not exceed the amount of US$400,000.00 (FOUR HUNDRED THOUSAND DOLLARS OF THE UNITED STATES OF AMERICA).

TWO. At the time any Mexican tax authority, from time to time, requests payment from ECPV and/or Purchaser of any Contingent Tax Liabilities, Purchaser shall notify Seller of such circumstance. Seller will be entitled, at its own costs and expenses, to challenge, on behalf of ECPV and/or Purchaser, the respective request of payment from the lax authority in order to reduce or eliminate such requested payment. However, if by a final resolution issued by any competent authority, ECPV and/or Purchaser is obliged to pay any requested amount as a consequence of any Contingent Tax liability, said amount will be deducted from the Promissory Hole pursuant to Section 3 below.

THREE. Both parties agree that the amount resulting from all Contingent Tax Liabilities, if any, shall be deducted from the Final Installment Amount (US$400,000.00) set forth in the Promissory note, and therefore, the corresponding records shall be performed, from time to time, to the Promissory Note.

FOUR. Both parties agree that, at the end of the 24-month period referred to in Section One above, Purchaser will only be obligated to pay to Seller the difference between the Final Installment Amount and the amount resulting from all Contingent Tax Liabilities, without prejudice of the limit of responsibility set forth in Section One above, in the understanding that in case at the end of the above referred 24-month period, there is any pending litigation or procedure pursuant to Section One above, all the pending, amounts regarding any litigation or procedure ("Pending Amounts") shall be deducted from the Promissory Note as provided in this Section; provided, however, that in case the Pending Amounts are eventually reduced or eliminated by a resolution frown a competent authority then Purchaser shall reimburse the Seller accordingly.

FIVE. Once else 24-month period referred to in Section One above has expired, Seller shall not be anymore responsible For any Contingent Tax Liabilities.

SIX. Unless otherwise specified hi this document, the terms and definitions contained herein shall have the same meaning as the one granted to them in the Stock Purchase Agreement.

SEVEN. This Side Letter shall be governed by and construed in accordance with the laws of Mexico City, Federal District, Mexico.



IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.




              "SELLER"                                 "BUYER"

          /s/ PATRICK MAGEE                      /s/ JORGE A. CANO
          --------------------                   --------------------
          INTERNATIONAL RESORT                   ICTSI INTERNATIONAL
          DEVELOPERS, INC.                         HOLDINGS CORP.
          By: Patrick Magee                        By: Jorge A. Cano